CalAmp Reports Fiscal 2018 Third Quarter Financial Results

Record Q3 revenue of $93.7 million, up 12% year over year

GAAP net income of $0.33 per diluted share;
Non-GAAP net income of $0.31 per diluted share

Telematics Systems revenue grew by 15% year over year

IRVINE, CA, December 21, 2017 -- CalAmp (NASDAQ: CAMP), a telematics pioneer leading transformation in a global connected economy, today reported its financial results for the third quarter ended November 30, 2017.

“We achieved record consolidated revenue and adjusted EBITDA in the quarter, while continuing to make steady progress on our strategic initiatives," said Michael Burdiek, President and Chief Executive Officer. “We expanded our product portfolio and are uniquely positioned in the Connected Vehicle and Industrial Internet of Things market. Our Telematics Systems business sustained its recent strength, building upon our base of blue-chip customers, including Caterpillar. Our software and subscription opportunity pipeline strengthened as we broadened our technology portfolio to expand into highly attractive verticals.”

Business and Q3 2018 Financial Highlights

●	Consolidated revenue of $93.7 million, up 12% year over year, and at the high end of our guidance range.
●	International revenue reached a quarterly record of $26.2 million, representing 28% of consolidated revenue.
●	GAAP net income was $0.33 per diluted share while non-GAAP net income was $0.31 per diluted share.
●	Adjusted EBITDA was $13.8 million, a new record for the company, representing 15% of revenue.
●	Our MRM Telematics product revenue grew 24% year over year and was a key growth driver for the Telematics Systems business.
●	Caterpillar revenue grew 24% sequentially to $13.2 million, a new quarterly record.
●	We commenced services on an end-to-end SaaS fleet management solution to a large state government agency that is expected to contribute over 5,000 new subscribers in the next several quarters.
●	We expanded our channel partners and global sales distribution by announcing the launch of the CalAmp V-Series electronic logging device (ELD) bundle solution available through SYNNEX.
●	LoJack Italia announced its LoJack Connect, a SaaS fleet management solution targeting car rental agencies and insurance providers throughout Europe, leveraging CrashBoxx™, the CalAmp Telematics Cloud and device portfolio.
●	We received $13.3 million of net proceeds in November 2017 from a legal settlement with a former LoJack battery supplier, contributing to strong operating cash flow of $58.7 million for the nine-month period ended November 30, 2017. We expect to receive approximately $18 million of additional net proceeds over the next three quarters thereby further contributing to our strong free cash flows.

CalAmp Reports Fiscal 2018 Third Quarter Financial Results

Fiscal 2018 Third Quarter Financial Highlights

Quarterly Financial Information for the three months ended:
(In thousands except per share amounts)

	November 30,
Description	2017	2016
Revenues:
Telematics Systems	$77,775	$67,463
Software & Subscription Services	15,894	15,887
	$93,669	$83,350

Gross margin	41%	42%

Net income (loss)	$11,806	$(1,527)
Net income (loss) per diluted share	$0.33	$(0.04)

Non-GAAP measures:
Adjusted basis net income	$11,241	$7,561
Adjusted basis net income per diluted share	$0.31	$0.21
Adjusted EBITDA	$13,838	$9,955
Adjusted EBITDA margin	15%	12%

At November 30, 2017, we had total cash and marketable securities of $151.2 million and total debt outstanding of $152.4 million, which is the carrying amount of our 1.625% convertible notes in the face amount of $172.5 million.

Fiscal 2018 Fourth Quarter Business Outlook
(In thousands except per share amounts)

	Range
Description	Low	High
GAAP financial information:
Revenues	$91,000	$96,000
Net income per diluted share	$0.26	$0.32

Non-GAAP financial information:
Adjusted EBITDA	$12,000	$15,000
Adjusted basis net income per diluted share	$0.27	$0.33

Fourth quarter GAAP-basis net income per diluted share above includes approximately $13 million associated with the estimated gain from the expected receipt of the third installment of the legal settlement with a former LoJack battery supplier. This expected fourth quarter gain is excluded from Adjusted basis (Non-GAAP) net income per diluted share above.

CalAmp Reports Fiscal 2018 Third Quarter Financial Results

Conference Call and Webcast
We are hosting a conference call for analysts and investors to discuss our fiscal 2018 third quarter results and outlook for our fourth quarter at 1:30 p.m. Pacific Time today. Participants can listen in via webcast by visiting the Investor Relations section of our website at www.calamp.com. Please go to the website at least 15 minutes early to register, download and install any necessary audio software. A replay of the webcast will be available for 30 days after the call. The conference call can also be accessed by dialing 855-302-8830 (+1-330-871-6073 for international callers) and using the Conference ID# 6197618. Following the call, an audio replay will also be available by calling 855-859-2056 or +1-404-537-3406 and entering the Conference ID# 6197618. The audio replay will be available through January 4, 2018.

About CalAmp
CalAmp (NASDAQ: CAMP) is a telematics pioneer leading transformation in a global connected economy. We help reinvent businesses and improve lives around the globe with technology solutions that streamline complex IoT deployments and bring intelligence to the edge. Our software applications, scalable cloud services, and intelligent devices collect and assess critical data from mobile and fixed assets for enterprises and consumers. We call this The New How, powering autonomous IoT interaction, facilitating efficient decision making, optimizing resource utilization, and improving road safety. We are headquartered in Irvine, California and have been publicly traded since 1983. LoJack is a wholly owned subsidiary of CalAmp. For more information, visit calamp.com, or LinkedIn, Twitter, YouTube or CalAmp Blog.

Forward-Looking Statements
This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning CalAmp. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations and products, (ii) our competitive position and opportunities, and (iii) other statements identified by words such as such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, predict” “project”, “aim”, “goal”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, current market trends and market conditions, and involve risks and uncertainties, many of which are outside our control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with global economic conditions and concerns; competitive pressures; pricing declines; rates of growth in our target markets; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature. Our filings with the U.S. Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations, and financial condition. We undertake no intent or obligation to publicly update or revise any these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CalAmp Reports Fiscal 2018 Third Quarter Financial Results

Non-GAAP Financial Measures
“GAAP" refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes non-GAAP financial measures, as defined in Regulation G promulgated by the SEC. We believe that our presentation of non-GAAP financial measures provides useful supplementary information to investors. These non-GAAP financial measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

In this announcement, we report the non-GAAP financial measures of Adjusted Basis net income, Adjusted Basis net income per diluted share, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization, stock-based compensation, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation provisions, gain from legal settlement and certain other adjustments as detailed in the accompanying non-GAAP reconciliation), and Adjusted EBITDA margin. Adjusted Basis net income excludes the impact of intangible assets amortization expense, stock-based compensation, non-cash interest from amortization of debt discount, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation provisions, gain on legal settlement and certain other adjustments as shown in the non-GAAP reconciliation provided in the table at the end of this press release. We use these non-GAAP financial measures to enhance the investor’s overall understanding of the financial performance and future prospects of our core business activities. Management does not believe that these items are reflective of our underlying performance. However, internally, these non-GAAP measures are significant measures used by management for purposes of evaluating our core operating performance, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts and targeted business models, strategic planning, evaluating and valuing potential acquisition candidates and how their operations compare to our operations, and benchmarking performance externally against our competitors. We believe this non-GAAP financial information provides additional insight into our ongoing performance and have therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate our results of ongoing operations and enable more meaningful period-to-period comparisons. The presentation of these and other similar items in our non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent, or unusual.

AT CALAMP:	AT NMN ADVISORS:
Kurtis Binder	Nicole Noutsios
EVP & CFO	(510) 315-1003
ir@calamp.com	nicole@nmnadvisors.com

CalAmp Reports Fiscal 2018 Third Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	2017	2016	2017	2016
Revenues	$93,669	$83,350	$271,517	$264,976
Cost of revenues	55,482	48,233	159,049	157,411
Gross profit	38,187	35,117	112,468	107,565

Operating expenses:
Research and development	6,296	5,297	18,853	17,273
Selling and marketing	12,981	12,818	38,167	36,809
General and administrative	10,993	11,352	38,159	38,619
Intangible asset amortization	3,710	3,857	11,278	11,203
	33,980	33,324	106,457	103,904

Operating income	4,207	1,793	6,011	3,661
Non-operating income (expense):
Investment income	619	201	1,348	1,109
Interest expense	(2,573)	(2,479)	(7,658)	(7,377)
Gain on legal settlement	13,301	-	28,333	-
Other income (expense)	12	(587)	442	(174)
	11,359	(2,865)	22,465	(6,442)

Income (loss) before income taxes
and equity in net loss of affiliate	15,566	(1,072)	28,476	(2,781)
Income tax benefit (provision)	(3,351)	(135)	(5,970)	120
Income (loss) before equity in net
loss of affiliate	12,215	(1,207)	22,506	(2,661)
Equity in net loss of affiliate	(409)	(320)	(1,122)	(1,004)
Net income (loss)	$11,806	$(1,527)	$21,384	$(3,665)

Earnings (loss) per share:
Basic	$0.33	$(0.04)	$0.61	$(0.10)
Diluted	$0.33	$(0.04)	$0.59	$(0.10)

Shares used in computing earnings
(loss) per share:
Basic	35,347	35,731	35,206	36,196
Diluted	36,247	35,731	36,064	36,196

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CalAmp Reports Fiscal 2018 Third Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)

	November 30,	February 28,
	2017	2017
Assets
Current assets:
Cash and cash equivalents	$138,095	$93,706
Short-term marketable securities	13,144	6,722
Accounts receivable, net	70,190	67,403
Inventories	39,115	29,279
Prepaid expenses and other current assets	11,433	9,595
Total current assets	271,977	206,705

Property, equipment and improvements, net	21,217	21,162
Deferred income tax assets	35,923	27,504
Goodwill	72,980	72,980
Other intangible assets, net	56,098	67,223
Other assets	17,203	12,565
	$475,398	$408,139

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$42,399	$30,266
Accrued payroll and employee benefits	8,831	7,955
Deferred revenue	15,843	14,662
Other current liabilities	31,398	24,958
Total current liabilities	98,471	77,841

1.625% convertible senior unsecured notes	152,378	146,827
Other non-current liabilities	23,471	20,229

Stockholders' equity:
Common stock	356	353
Additional paid-in capital	215,541	211,187
Accumulated deficit	(14,692)	(47,757)
Accumulated other comprehensive loss	(127)	(541)
Total stockholders' equity	201,078	163,242
	$475,398	$408,139

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CalAmp Reports Fiscal 2018 Third Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED CASH FLOW STATEMENTS
(Amounts in thousands)
(Unaudited)

	Nine Months Ended
	November 30,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$21,384	$(3,665)
Depreciation expense	5,953	6,034
Intangible assets amortization expense	11,278	11,203
Stock-based compensation expense	6,664	5,669
Tax benefits on vested and exercised equity awards	328	-
Amortization of convertible debt issue costs and discount	5,551	5,221
Unrealized foreign currency transaction gains	(404)	-
Deferred tax assets, net	2,873	(511)
Equity in net loss of affiliate	1,122	1,004
Impairment of internal use software	-	1,364
Other	59	(12)
Changes in assets and liabilities	3,923	(6,512)
NET CASH PROVIDED BY OPERATING ACTIVITIES	58,731	19,795

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities of marketable securities	11,273	88,742
Purchases of marketable securities	(17,209)	(25,699)
Capital expenditures	(5,970)	(5,818)
Acquisition of LoJack, net of cash acquired	-	(116,982)
Advances to affiliate	(1,312)	(1,401)
Other	(152)	(51)
NET CASH USED IN INVESTING ACTIVITIES	(13,370)	(61,209)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchases of common stock	-	(21,923)
Taxes paid related to net share settlement of vested equity awards	(2,452)	(1,614)
Proceeds from exercise of stock options	145	834
NET CASH USED IN FINANCING ACTIVITIES	(2,307)	(22,703)

EFFECT OF EXCHANGE RATE CHANGE ON CASH	1,335	(124)
Net change in cash and cash equivalents	44,389	(64,241)
Cash and cash equivalents at beginning of period	93,706	139,388

Cash and cash equivalents at end of period	$138,095	$75,147

CalAmp Reports Fiscal 2018 Third Quarter Financial Results

CALAMP CORP.
RECONCILIATION OF NON-GAAP MEASURES TO GAAP
(Unaudited)

GAAP refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This press release includes historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission. We believe that our presentation of historical non-GAAP financial measures provides useful supplementary information to investors. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.

In this press release, we report the non-GAAP financial measures of Adjusted basis net income, Adjusted basis net income per diluted share, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization and Stock-Based Compensation, gain on legal settlement and other adjustments as identified below), and Adjusted EBITDA margin. We use these non-GAAP financial measures to enhance the investor's overall understanding of the financial performance and future prospects of our core business activities. Specifically, we believe that the use of these non-GAAP measures facilitates the comparison of results of core business operations between its current and past periods.

The reconciliation of GAAP basis net income (loss) to Adjusted basis (non-GAAP) net income is as follows (in thousands except per share amounts):

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	2017	2016	2017	2016
GAAP basis net income (loss)	$11,806	$(1,527)	$21,384	$(3,665)

Intangible assets amortization expense	3,710	3,857	11,278	11,203
Stock-based compensation expense	2,620	2,064	6,664	5,669
Non-cash interest expense from amortization of debt discount	1,661	1,562	4,924	4,631
GAAP basis income tax provision (benefit)	3,351	135	5,970	(120)
Equity in net loss of affiliate	409	320	1,122	1,004
Acquisition and integration expenses	-	630	-	4,169
Non-cash cost of sales and depreciation on markup of LoJack inventory and fixed assets	159	186	514	4,867
Gain on legal settlement	(13,301)	-	(28,333)	-
Litigation provision	324	-	6,810	-
Legal expense for LoJack battery performance issue	652	196	1,579	1,656
Adjusted basis income before income taxes	11,391	7,423	31,912	29,414
Income tax provision (non-GAAP basis) (a)	(150)	138	(700)	(709)
Adjusted basis net income	$11,241	$7,561	$31,212	$28,705

Adjusted basis net income per diluted share	$0.31	$0.21	$0.87	$0.78
Weighted average common shares outstanding on diluted basis	36,247	36,087	36,064	36,651

(a) The non-GAAP income tax provision represents cash taxes paid or payable for the period after giving effect to the utilization of net operating losses and tax credit carryforwards.

CalAmp Reports Fiscal 2018 Third Quarter Financial Results

The reconciliation of GAAP basis net income (loss) to Adjusted EBITDA and the calculation of Adjusted EBITDA margin are as follows (dollars in thousands):

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	2017	2016	2017	2016
GAAP basis net income (loss)	$11,806	$(1,527)	$21,384	$(3,665)

Investment income	(619)	(201)	(1,348)	(1,109)
Interest expense	2,573	2,479	7,658	7,377
Income tax provision (benefits)	3,351	135	5,970	(120)
Depreciation	1,970	2,002	5,953	6,034
Amortization of intangible assets	3,710	3,857	11,278	11,203
Stock-based compensation	2,620	2,064	6,664	5,669
Equity in net loss of affiliate	409	320	1,122	1,004
Acquisition and integration expenses	-	630	-	4,169
Non-cash COGS from inventory fair value write-up	-	-	-	4,319
Legal expense for LoJack battery performance issue	652	196	1,579	1,656
Litigation provision	324	-	6,810	-
Gain on legal settlement	(13,301)	-	(28,333)	-
Other	343	-	583	-
Adjusted EBITDA	$13,838	$9,955	$39,320	$36,537

Revenue	$93,669	$83,350	$271,517	$264,976
Adjusted EBITDA margin	15%	12%	14%	14%